Exhibit 99.2

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                                   BRANDYWINE WEST, 1521 CONCORD PIKE, SUITE 301
                                                            WILMINGTON, DE 19803

                                                          N E W S  R E L E A S E

                                                     CONTACT:  Elise A. Garofalo
                                                  Director of Investor Relations
                                                                    302-778-8227
              GRAFTECH ANNOUNCES GRAPHITE ELECTRODE PRICE INCREASES

         Wilmington, DE - July 23, 2003 - GrafTech International Ltd. (NYSE:GTI) today announced that it has increased graphite electrode prices in North and South America to $2,600 per metric ton effective August 1, 2003. This price increase is due in part to continued upward pressure on energy and raw material costs. GTI's graphite electrode business is virtually sold out for 2003; therefore, GTI does not expect this price increase to materially impact 2003 results.

         GrafTech International Ltd. is one of the world's largest manufacturers and providers of high quality natural and synthetic graphite and carbon based products and services, offering energy solutions to industry-leading customers worldwide engaged in the manufacture of steel, aluminum, silicon metal, automotive products and electronics. We have 13 manufacturing facilities in 7 countries and are the leading manufacturer in all of our major product lines. We produce graphite electrodes that are consumed primarily in the production of steel in electric arc furnaces, the steel making technology used by all "mini-mills," and for refining steel in ladle furnaces. We also produce carbon electrodes that are consumed in the manufacture of silicon metal and cathodes that are used in the production of aluminum. In addition, we develop and manufacture natural graphite for use in materials and components for proton exchange membrane fuel cells and fuel cell systems and thermal interface products for computer, communications and other applications. GRAFCELL(TM), GRAFOIL(R), and eGRAF(TM) are our trademarks. For additional information on GrafTech International, call 302-778-8227 or visit our website at www.graftech.com. For additional information on our subsidiary, Advanced Energy Technology Inc., call 216-529-3777.

         NOTE ON FORWARD-LOOKING STATEMENTS: This news release and our earnings call may contain forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These include statements about such matters as: future production and sales of steel, aluminum, fuel cells, electronic devices and other products that incorporate our products or that are produced using our products; future prices and sales of and demand for graphite electrodes and our other products; future operational and financial performance of various businesses; strategic plans; impacts of regional and global economic conditions; interest rate management activities; restructuring, realignment, strategic alliance, supply chain, technology development and collaboration, investment, acquisition, joint venture, operating, integration, tax planning, rationalization, financial and capital projects; legal matters and related costs; consulting fees and related projects; potential offerings, sales and other actions regarding debt or equity securities of us or our subsidiaries; and future costs, working capital, revenues, business opportunities, values, debt levels, cash flows, cost savings and reductions, margins, earnings and growth. We have no duty to update these statements. Actual future events and circumstances (including future performance, results and trends) could differ materially from those set forth in these statements due to various factors. These factors include: the possibility that global or regional economic conditions affecting our products may not improve or may worsen; the possibility that anticipated additions to capacity for producing steel in electric arc furnaces or anticipated reductions in graphite electrode manufacturing capacity may not occur; the possibility that increased production of steel in electric arc furnaces or reductions in graphite electrode manufacturing capacity may not result in stable or increased demand for or prices or sales volumes of graphite electrodes; the possibility that economic or technological developments may adversely affect growth in the use of graphite cathodes in lieu of carbon cathodes in the aluminum smelting process; the possibility that anticipated additions to aluminum smelting capacity using graphite cathodes may not occur or that increased production of graphite cathodes by competitors may occur; the possibility that increased production of aluminum or stable production of graphite cathodes by competitors may not result in stable or increased demand for or prices or sales volume of graphite cathodes; the possibility of delays in or failure to achieve widespread

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commercialization of proton exchange membrane, or "PEM," fuel cells which use natural graphite materials and components or that manufacturers of PEM fuel cells may obtain those materials or components used in them from other sources; the possibility of delays in or failure to achieve successful development and commercialization of new or improved electronic thermal management or other products; the possibility of delays in meeting or failure to meet contractually specified or other product development milestones or delays in expanding or failure to expand our manufacturing capacity to meet growth in demand for new or improved products, if any; the possibility that end markets for our other products may not improve or may worsen; the possibility that we may be unable to protect our intellectual property or may infringe the intellectual property rights of others; the occurrence of unanticipated events or circumstances relating to antitrust investigations or lawsuits or to lawsuits initiated by us against our former parents; the possibility that expected cost savings from our 2002 major cost savings plan or our other savings efforts will not be fully realized; the possibility that the anticipated benefits from the corporate realignment of our subsidiaries or the refinement of our organizational structure into three lines of business may be delayed or may not occur or that our provision for income taxes and effective income tax rate (as distinguished from our tax payments) may fluctuate significantly based on changes in financial performance of subsidiaries in various countries, changes in estimates of future ability to use foreign tax credits, changes in tax laws and other factors; the occurrence of unanticipated events or circumstances relating to health, safety or environmental compliance or remediation obligations or liabilities to third parties, labor relations, raw materials, energy supplies or cost, or strategic plans; changes in interest or currency exchange rates, in competitive conditions or in inflation affecting our raw material, energy or other costs; the possibility of failure to satisfy conditions or milestones to, or occurrence of breach of terms of, our strategic alliances with Pechiney, Ballard, ConocoPhillips or others; the possibility that changes in financial performance may affect our compliance with financial covenants or the amount of funds available for borrowing under our revolving credit facility; and other risks and uncertainties, including those detailed in our filings with the SEC, as well as future decisions by us. Except as otherwise specifically noted, references to future cost savings are based on economic and industry conditions underlying our current business plan (and assume annual graphite electrode production and sales of 180 thousand metric tons and no change in currency exchange rates) and are subject to the criteria, standards and limitations detailed in our filings with the SEC. The statements in this news release or made during our earnings call shall not be deemed to constitute an admission as to any liability in connection with any claim or lawsuit. This news release does not constitute an offer to sell or a solicitation of an offer to buy any securities. References to street or analyst earnings estimates mean those published by First Call, a service of the Thomson Financial Network.